UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2013

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California 93243

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and financial Condition

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

Signatures

Item 2.02	Results of Operations and Financial

On August 5, 2013, the Company issued a press release announcing its results of operations for the three months and six months ending June 30, 2013. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits (Furnished Pursuant to Item 12).

99.1	Press Release of the Company dated August 5, 2013, announcing the Company’s results of operations for the three months and six months ending June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2013	TEJON RANCH CO.

	By:	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Financial Officer

3